EXHIBIT 10.331

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2 TO

PRODUCT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

THIS AMENDMENT NO. 2 TO PRODUCT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (this “Amendment”) amends the Product Development and Commercialization Agreement dated as of March 24, 2006, as the same may have been amended from time to time (the “Agreement”), by and among SmithKline Beecham Corporation, doing business as GlaxoSmithKline, a Pennsylvania corporation (“SB Corp”), Glaxo Group Limited, a company existing under the laws of England and Wales (“GGL”, and collectively with SB Corp referred to hereinafter as “GSK”) and Pharmacopeia, LLC, as successor to Pharmacopeia Drug Discovery, Inc., a Delaware limited liability company (“Pharmacopeia”), effective as of the date set forth on the signature page below.

RECITALS

WHEREAS, the Parties have agreed to amend the Agreement to clarify certain matters related to certain of the Programs contemplated under the Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:

1. Capitalized Terms. The capitalized terms used herein and not otherwise defined shall have the same definitions as provided in the Agreement.

2. Amendments.

(a) Termination of Exclusivity Obligations for Certain Programs. Notwithstanding Section 3.3 of the Agreement and such other applicable provisions of the Agreement (except for Section 3.4 and any provisions related thereto, which shall continue to apply in full force, except as stated below for GSK) which restrict the activities of the Parties as to Targets being pursued in a Program, the Parties acknowledge and agree that, from and after the date of this Amendment, there shall be no limitations or restrictions on the activities of either Party, acting either alone or with a Third Party, with respect to either of the [***] or the [***] or their respective associated Targets. The Parties acknowledge and agree that, from and after the date of this Amendment, Section 3.3 shall no longer apply to, and the last sentence of Section 3.4 of the Agreement shall no longer limit or restrict the activities of GSK with respect to either of the [***] or the [***] or their respective associated Targets. The restrictions set forth in Article 9 of the Agreement shall remain in full force and effect with respect to both Parties. For clarity, GSK shall remain responsible as set forth in the Agreement and this Amendment for all payments

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due with respect to the progression of the [***] or the [***] resulting from this Agreement through development and commercialization by or on behalf of GSK.

(b) [***] and Program Payment. GSK shall make the accelerated payment set forth in Paragraph 3 below with respect to the [***].

(c) Discontinued Programs/Reversion Program. The Parties acknowledge and agree that, from and after the date of this Amendment, three (3) Programs shall be terminated (the “Discontinued Programs”). The Parties shall mutually agree in writing which three (3) Programs shall be Discontinued Programs within sixty (60) days of the date of this Amendment and the Discontinued Programs and all activities relating thereto shall for all purposes under the Agreement be deemed to be mutually terminated by the Parties as of the date of such agreement, and all rights granted to GSK to the Targets being pursued in such Discontinued Programs shall thereafter, immediately and without any further action required, revert to Pharmacopeia. The Parties further acknowledge and agree that in the event that GSK decides not to exercise its option by making a milestone payment set forth in Sections 6.2.1(b) or 6.2 (solely with respect to the [***] or [***]), which non-payment is not cured within forty five (45) days after written notice thereof is provided to GSK by Pharmacopeia, effective upon the lapse of such forty five (45)-day period without cure, all rights granted to GSK to the respective Target and Program shall thereafter, immediately and without any further action required, revert to Pharmacopeia (“Reversion Program”).

(d) Rights Upon Discontinuation/Reversion. Notwithstanding Sections 3.3, 3.4, 12.4 and such other applicable provisions of the Agreement which restrict the activities of Pharmacopeia as to the Targets being pursued in such Discontinued Programs or as to the Target being pursued in the Reversion Program upon the reversion of rights with respect to such Target and Program, the following shall apply with respect to a Discontinued Program or Reversion Program, as the case may be: (i) Pharmacopeia shall be able to directly or indirectly pursue any research, development and/or commercialization of such Reversion Program and such Discontinued Programs and associated Targets without restriction; (ii) the GSK Options and such other rights and obligations as provided in Section 4 of the Agreement shall terminate immediately; (iii) any licenses granted to Pharmacopeia by GSK pursuant to Section 5.1.1(b) of the Agreement shall remain in full force and effect as to the GSK Development Compounds and any corresponding Back-Up Compounds developed pursuant to such Reversion Program or such Discontinued Programs; (iv) any licenses granted by Pharmacopeia to GSK pursuant to Section 5.1.2 of the Agreement shall terminate immediately; (v) Pharmacopeia shall have no obligation to make the applicable milestone and royalty payments to GSK provided for in Section 6.5 of the Agreement; and (vi) notwithstanding Section 12.5(b) of the Agreement, the following shall no longer apply to the Discontinued Programs or the Reversion Program: Articles 2, 4, 6, 10 and 12. In addition, with respect to any Discontinued Program, Sections 3.3, 3.4 and 3.5 and any remaining obligations of exclusivity thereunder shall apply with respect to GSK only until the date which is two (2) years after the date of attainment of the Tractable Hit Criteria for such Target, as such Tractable Hit Criteria attainment dates are listed in Exhibit A, which is attached hereto and is hereby incorporated by reference. Sections 3.3, 3.4 and 3.5 and the obligations thereunder shall not apply in any manner to GSK for any Discontinued Program beyond the date that is two (2) years after the attainment date listed in Exhibit A for the relevant Discontinued

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Program, regardless of the date that such Program becomes a Discontinued Program. With respect to any Reversion Program, none of the obligations under Sections 3.3, 3.4 or 3.5 shall apply to GSK from the date of this Amendment, in accordance with the provisions of Paragraph 2(a) above. For clarity, Articles 1, 11 (with respect to Pharmacopeia) and 14 shall remain in full force and effect with respect to the Discontinued Programs and the Reversion Program, and there shall be no exclusivity obligations of any kind upon GSK under Article 3 or otherwise under the Agreement in relation to any of the Reversion Programs or any of the Discontinued Programs, or any of the Targets associated therewith, except as expressly stated above in this paragraph (d) for the Discontinued Programs.

(e) Information. GSK shall promptly share with Pharmacopeia any Information, materials and data resulting from the Reversion Program or any Discontinued Program that is reasonably necessary or important for Pharmacopeia to continue the development or commercialization of the applicable compound, and GSK shall reasonably cooperate with Pharmacopeia to provide a smooth transfer of such Information, materials and data as soon as reasonably practicable and at Pharmacopeia’s sole cost and expense, provided that GSK has provided a cost estimate in advance and Pharmacopeia has provided prior written approval before such Third Party expenses have been incurred.

(f) Designation of Programs as On-Hold/Parked Programs Only. The Parties acknowledge and agree that [***] ([***]) Programs shall serve as On-Hold/Parked Programs to the four (4) Programs currently being progressed. The Parties shall mutually agree in writing within sixty (60) days of the date of this Amendment which [***] ([***]) Programs shall be designated On-Hold/Parked. The JSC may by mutual agreement subsequently determine that On-Hold/Parked Programs should be progressed or that the Programs currently being progressed should be put On-Hold and/or Parked. For example, and not by way of limitation, when an active Program is terminated, the JSC shall have the authority, on mutual agreement, to replace such Program with an On-Hold or Parked Program.

3. Payment. GSK has agreed to accelerate the timing of the payment required under Section 6.2.1(a)(i) of the Agreement solely with respect to the [***] such that GSK shall pay to Pharmacopeia within two (2) business days of the date of this Amendment Five Hundred Thousand Dollars ($500,000) in full satisfaction of the payment otherwise due under Section 6.2.1(a)(i) of the Agreement with respect to the [***]. For clarity, upon the achievement of the Lead Declaration Criteria by each of up to two (2) additional compounds designated by the JSC for advancement into a Lead Optimization Program as Back-up Compounds by Pharmacopeia with respect to the [***], an additional Five Hundred Thousand Dollars ($500,000) shall be payable by GSK pursuant to Section 6.2.1(a)(ii).

4. No other Amendment. Except as provided herein, the Agreement shall continue in full force and effect.

5. Governing Law. This Amendment and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, U.S.A., without reference to conflicts of laws principles.

6. Counterparts. This Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, storage and printing of copies of this Amendment from

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separate computers or printers. Facsimile signatures shall be treated as original signatures.

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to Product Development and Commercialization Agreement through their duly authorized representatives to be effective as of                     , 2009.

PHARMACOPEIA, LLC		SMITHKLINE BEECHAM CORPORATION, d/b/a GLAXOSMITHKLINE

By:	/s/ Syed Kazmi	By:	/s/ Michelle Dipp, M.D., Ph.D.
Title:	V.P., Business Development	Title:	V.P. and Head of U.S. C.E.E.D.D.
Date:	September 23, 2009	Date	September 25, 2009

GLAXO GROUP LIMITED

		By:	/s/ Paul Williamson
		Title:	Corporate Director
		Date	September 25, 2009

Exhibit A

Program Name	Date JSC Declared Attainment of Tractable Hit Criteria
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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